VOYA EQUITY TRUST

  Voya Global Multi-Asset Fund

VOYA SEPARATE PORTFOLIOS TRUST

  Voya Target In-Retirement Fund

   Voya Target Retirement 2025 Fund

   Voya Target Retirement 2030 Fund

   Voya Target Retirement 2035 Fund

   Voya Target Retirement 2040 Fund

   Voya Target Retirement 2045 Fund

   Voya Target Retirement 2050 Fund

   Voya Target Retirement 2055 Fund

   Voya Target Retirement 2060 Fund

   Voya Target Retirement 2065 Fund

   (collectively, the "Target Retirement Funds")

   Supplement dated November 14, 2022

to Voya Global Multi-Asset Fund's Class A, Class C, Class I, Class R6, Class T, and Class W Shares'

Prospectus and

the Target Retirement Funds' Class A, Class I, Class R, Class R6, and Class T Shares' Prospectus, each                                                            dated September 30, 2022

   (together, the "Prospectuses")

Effective immediately, the Prospectuses are revised as follows:

1.The sub-section of the Prospectuses entitled "Key Information About the Underlying Funds – Unaffiliated Underlying Funds" is amended to add the following:

Underlying Fund: SPDR® Portfolio Long Term Treasury ETF

Investment Adviser: SSGA Funds Management, Inc.

Investment Objective: Provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the long term (10+ years) sector of the United States Treasury market.

Main Investments: Under normal market conditions, the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Bloomberg Long U.S. Treasury Index (the "Index") and in securities that the fund's investment adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the fund's investment adviser). The Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of 10 years or more. The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 years or more, are rated investment grade, and have $300 million or more of outstanding face value. In seeking to track the performance of the Index, the fund employs a sampling strategy, which means the fund is not required to purchase all of the securities represented in the Index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE